Other Financial Assets	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Other Financial Assets
4. OTHER FINANCIAL ASSETS

	As of December 31,
	2018	2019
	RMB	RMB	US$ (Note 2.5)
Financial asset at fair value through profit or loss	215,571	—	—
Note receivables	40,387	—	—

	255,958	—	—

The Group placed the principal amount for investments through a contractual arrangement with a third party for the period from June 30, 2017 to June 30, 2020 (“Principal Amount”). The Principal Amount can be redeemed from the third party at the discretion of the Group from time to time whereby the Group is expecting to earn an income on the Principal Amount with an average yield in the range from 4.50% to 5.25% per annum. The Group initially records these assets at cost, which approximates its fair value at inception and subsequently records these assets at fair value. Changes in the fair value are reflected in the consolidated statements of comprehensive loss.
On June 22, 2019, the Group entered into an agreement with the relevant party involved for early termination of the contractual arrangement (“Termination Agreement”). Pursuant to the Termination Agreement, the Group shall receive cash with an amount of RMB95,056 and commercial bills with a total face value of RMB160,944 (including those commercial bills redeemed during the year ended December 31, 2018 with a face value of RMB40,387). No material gain or loss was arising from such termination. As of December 31, 2019, cash of RMB95,056 was received and all commercial bills have been collected upon maturity.